SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest event reported):
           August 28, 1996

                           Owens & Minor, Inc.
          (Exact Name of Registrant as Specified in Charter)

          Virginia                  1-9810                 54-1701843
          (State of      (Commission File No.)     (IRS Employer
          Incorporation)                           Identification No.)


            4800 Cox Road, Glen Allen, Virginia             23060
          (Address of Principal Executive Offices)     (Zip Code)

           Registrant's telephone number, including area code:
            (804)  747-9794

           (Former Name or Former Address, if Changed Since Last Report)

          Item 5.   Other Events.

               On August 28, 1996 Owens & Minor, Inc. (the "Registrant") issued a press release attached as Exhibit 99 hereto, which is incorporated by reference herein, relating to certain management changes including the resignation and replacement of the Registrant's chief financial officer.

          Item 7.   Financial Statements, Pro Forma Financial
                         Information and Exhibits.

               (c)  Exhibits.

                    99.  Press Release issued by the Registrant on August
          28, 1996.

                              SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Date: 9/10/96            OWENS & MINOR, INC.

                                          By:\s\Drew St.J. Carneal

                                           Drew St.J. Carneal
                                           Senior Vice President
                                           and General Counsel

                                Exhibits Index

          Exhibit No.

               (99)  Press Release issued by the Registrant on August
          28, 1996